U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

     ----------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 8, 2003


                              EAGLE BROADBAND, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                      TEXAS
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            0-20011                               76-0494995
    (Commission File Number)        (I.R.S. Employer Identification No.)


                   101 COURAGEOUS DRIVE, HOUSTON, TEXAS 77573
                   ------------------------------------------
           (Address of principal executive offices including zip code)


                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)


ITEM 9.     REGULATION FD DISCLOSURE

Pursuant to Regulation FD, the Registrant hereby furnishes materials, which were disclosed on May 8, 2003, in connection with the Registrant's annual meeting. Registrant expressly disclaims any obligation to update or supplement said materials in the future.

Exhibits.

  99  Materials that were disclosed at the Registrant's Annual Meeting.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EAGLE BROADBAND, INC.


                              By:   /s/ H. DEAN CUBLEY
                                 --------------------------------------
                              Dr. H. Dean Cubley Chairman and CEO




DATE: May 9, 2003


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